EXHIBIT 99.1

Everbridge Announces Second Quarter 2018 Financial Results

Second Quarter Revenue Increased 43% Year-over-Year

Burlington, Mass – August 6, 2018 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management and enterprise safety software applications to help keep people safe and businesses running, today announced its financial results for the second quarter ended June 30, 2018.

“Our strong second quarter results exceeded our guidance ranges for both revenue and non-GAAP profitability,” said Jaime Ellertson, Chief Executive Officer and Chairman of Everbridge. “Our performance was driven by the increasing global demand for Everbridge Mass Notification, further growth in the number and size of multi-product deals at new and existing customers, and on-going upgrades and adoption of our Critical Event Management platform. During the quarter we also saw our core international business continue to accelerate, which was further bolstered by our recent UMS acquisition.”

Ellertson continued, “Our strong Q2 performance across all of our key growth drivers gives us the confidence to raise our revenue expectations for the full year. Additionally, the combination of our accelerating international performance plus our expansion in the federal market enabled by our recent FedRAMP authorization will support our continued success as a leader in our large multi-billion-dollar Critical Event Management market.”

Second Quarter 2018 Financial Highlights

•	Total revenue was $35.8 million, an increase of 43% compared to $25.0 million for the second quarter of 2017.

•	GAAP operating loss was $(15.6) million, compared to a GAAP operating loss of $(3.5) million for the second quarter of 2017.

•

Non-GAAP operating loss was $(3.7) million, compared to non-GAAP operating loss of $(1.6) million for the second quarter of 2017. Non-GAAP operating loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•

GAAP net loss was $(16.9) million, compared to $(3.4) million for the second quarter of 2017. GAAP net loss per share was $(0.59), based on 28.8 million basic and diluted weighted average common shares outstanding, compared to $(0.12) for the second quarter of 2017, based on 27.9 million basic and diluted weighted average common shares outstanding.

•

Non-GAAP net loss was $(5.1) million, compared to $(1.5) million in the second quarter of 2017. Non-GAAP net loss per share was $(0.18), based on 28.8 million basic and diluted weighted average common shares outstanding, compared to $(0.05) for the second quarter of 2017, based on 27.9 million basic and diluted weighted average common shares outstanding. Non-GAAP net loss excludes stock-based compensation and amortization of intangible assets related to acquisitions.

•

Adjusted EBITDA was a loss of $(1.8) million, compared to a loss of $(0.1) million in the second quarter of 2017. Adjusted EBITDA represents net loss before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense and stock-based compensation expense.

•	Cash flow from operations was an outflow of $(9.0) million compared to an outflow of $(3.8) million for the second quarter of 2017.

•

Free cash flow was an outflow of $(11.2) million compared to an outflow of $(5.7) million for the second quarter of 2017. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

Recent Business Highlights

•	Ended the quarter with 4,158 global enterprise customers, up from 3,201 at the end of the second quarter of 2017.

•	Expanded the capabilities of the national alerting system for the country of Sweden, allowing all mobile operators in Sweden to send location-based SMS alerts to the entire population.

•	Received final FedRAMP authorization following a multi-year effort, broadening the addressable government market and reinforcing the security and scale of the Everbridge platform for other markets.

•	Appointed Alison Dean, currently executive vice president, chief financial officer and treasurer at iRobot, to the Everbridge Board of Directors.

•	Announced that long-time Chairman and CEO Jaime Ellertson will transition from CEO to Executive Chairman in mid to late 2019.

Business Outlook

Based on information available as of today, Everbridge is issuing guidance for the third quarter and full year 2018 as indicated below.

	Third Quarter 2018			Full Year 2018
Total Revenue	$37.9	to	$38.2	$143.7	to	$144.3
GAAP net income/(loss)	$(9.7)		$(9.2)	$(51.4)		$(50.7)
GAAP net income/(loss) per share	$(0.33)		$(0.31)	$(1.75)		$(1.73)
Non-GAAP net income/(loss)	$(3.7)		$(3.4)	$(17.0)		$(16.3)
Non-GAAP net income/(loss) per share	$(0.13)		$(0.12)	$(0.58)		$(0.56)
Basic and diluted weighted average shares outstanding	29.4		29.4	29.3		29.3
Adjusted EBITDA	$(0.2)		$0.1	$(3.4)		$(2.8)

(All figures in millions, except per share data)

Conference Call Information

What:	Everbridge Second Quarter 2018 Financial Results Conference Call
When:	Monday, August 6, 2018
Time:	4:30 p.m. ET
Live Call:	(866) 439-5043, domestic
(409) 220-9843, international
Replay:	(855) 859-2056, passcode 3275238, domestic
(404) 537-3406, passcode 3275238, international
Webcast (live & replay):	http://ir.everbridge.com

About Everbridge, Inc.

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order to keep people safe and businesses running. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events such as IT outages, cyber-attacks or other incidents such as product recalls or supply-chain interruptions, over 4,100 global customers rely on the company’s Critical Event Management Platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes through the secure delivery to over 100 different communication devices, and track progress on executing response plans. The company’s platform sent over 2 billion messages in 2017, and offers the ability to reach 500 million people in more than 200 countries and territories including the entire mobile populations on a country-wide scale in Sweden, the Netherlands, the Bahamas, Singapore, Greece, Cambodia, and a number of the largest states in India. The company’s critical communications and enterprise safety applications include Mass Notification, Incident Management, Safety Connection™, IT Alerting, Visual Command Center®, Crisis Commander®, Community Engagement™ and Secure Messaging. Everbridge serves 9 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, all 25 of the 25 busiest North American airports, six of the 10 largest global consulting firms, six of the 10 largest global automakers, all four of the largest global accounting firms, four of the 10 largest U.S.-based health care providers and four of the 10 largest U.S.-based health insurers. Everbridge is based in Boston and Los Angeles with additional offices in Lansing, San Francisco, Beijing, Kolkata, London, Oslo and Stockholm. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge’s financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the second quarter of 2018 and the full fiscal year 2018. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 12, 2018. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Media Contact:

Jeff Young

Everbridge

jeff.young@everbridge.com

781-859-4116

Investor Contact:

Garo Toomajanian

ICR

ir@everbridge.com

818-230-9712

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30, 2018	December 31, 2017
Current assets:
Cash and cash equivalents	$102,599	$103,051
Short-term investments	3,423	42,908
Accounts receivable, net	33,064	31,699
Prepaid expenses	4,949	2,563
Deferred costs	5,419	2,429
Other current assets	2,858	811

Total current assets	152,312	183,461
Property and equipment, net	2,722	2,796
Capitalized software development costs, net	11,487	10,005
Goodwill	53,048	31,328
Intangible assets, net	23,842	8,634
Deferred costs	7,792	—
Other assets	242	189

Total assets	$251,445	$236,413

Current liabilities:
Accounts payable	$4,154	$2,446
Accrued payroll and employee related liabilities	12,727	11,111
Accrued expenses	4,277	1,825
Deferred revenue	79,417	70,090
Notes payable	440	—
Contingent consideration liabilities	—	682
Other current liabilities	791	808

Total current liabilities	101,806	86,962
Long-term liabilities:
Deferred revenue, noncurrent	3,046	2,982
Convertible senior notes	91,755	89,481
Deferred tax liabilities	922	482
Other long term liabilities	1,079	515

Total liabilities	$198,608	$180,422

Stockholders’ equity:
Common stock	29	28
Additional paid-in capital	184,654	164,995
Accumulated deficit	(129,415)	(109,252)
Accumulated other comprehensive income (loss)	(2,431)	220

Total stockholders’ equity	52,837	55,991

Total liabilities and stockholders’ equity	$251,445	$236,413

Consolidated Statements of Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2018	2017	2018	2017
Revenue	$35,822	$25,021	$66,341	$47,865
Cost of revenue	11,532	7,239	21,192	14,893

Gross profit	24,290	17,782	45,149	32,972
	67.81%	71.07%	68.06%	68.89%
Operating expenses:
Sales and marketing	19,179	11,057	34,955	21,963
Research and development	12,027	5,179	20,198	10,456
General and administrative	8,635	5,065	16,479	10,265

Total operating expenses	39,841	21,301	71,632	42,684

Operating loss	(15,551)	(3,519)	(26,483)	(9,712)

Other income (expense):
Interest and investment income	400	77	856	128
Interest expense	(1,572)	(2)	(3,144)	(3)
Other income (expense), net	(6)	(6)	(204)	(38)

Total other income (expense), net	(1,178)	69	(2,492)	87

Loss before income taxes	(16,729)	(3,450)	(28,975)	(9,625)
Income taxes, net	(189)	13	(285)	(14)

Net loss	$(16,918)	$(3,437)	$(29,260)	$(9,639)

Net loss per share attributable to common stockholders:
Basic	$(0.59)	$(0.12)	$(1.02)	$(0.35)
Diluted	$(0.59)	$(0.12)	$(1.02)	$(0.35)
Weighted-average common shares outstanding:
Basic	28,848,809	27,877,346	28,642,887	27,526,038
Diluted	28,848,809	27,877,346	28,642,887	27,526,038
Other comprehensive income (loss):
Foreign currency translation adjustment, net of taxes	(2,384)	85	(2,651)	126

Total comprehensive loss	$(19,302)	$(3,352)	$(31,911)	$(9,513)

Stock-based compensation expense included in the above:
(in thousands)
	Three months ended		Six months ended
	June 30,		June 30,
	2018	2017	2018	2017
Cost of revenue	$940	$60	$1,565	$125
Sales and marketing	3,532	282	5,967	559
Research and development	3,205	176	4,515	322
General and administrative	2,345	583	4,669	1,063

Total stock-based compensation	$10,022	$1,101	$16,716	$2,069

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2018	2017	2018	2017
Cash flows from operating activities:
Net loss	$(16,918)	$(3,437)	$(29,260)	$(9,639)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,690	2,295	6,328	5,228
Amortization of deferred costs	1,280	1,387	2,513	2,808
Loss on disposal of assets	—	—	84	—
Deferred income taxes	67	41	101	41
Accretion of interest on convertible senior notes	1,140	—	2,274	—
Non-cash investment income	(69)	(8)	(228)	(8)
Provision for doubtful accounts	216	209	24	369
Change in fair value of contingent consideration	(250)	—	(250)	—
Stock-based compensation	9,926	1,089	16,512	2,044
Increase (decrease) in operating assets and liabilities:
Accounts receivable	(3,968)	(7,170)	5,627	(2,973)
Prepaid expenses	(360)	27	(2,011)	(1,044)
Deferred costs	(1,975)	(3,411)	(4,198)	(2,427)
Other assets	1,013	1,715	(1,005)	(352)
Accounts payable	(609)	(426)	93	(430)
Accrued payroll and employee related liabilities	(4,097)	(388)	305	500
Accrued expenses	(818)	199	566	293
Deferred revenue	3,133	3,684	1,061	2,868
Other liabilities	(361)	376	12	363

Net cash used in operating activities	(8,960)	(3,818)	(1,452)	(2,359)

Cash flows from investing activities:
Capital expenditures	(161)	(282)	(414)	(505)
Proceeds from sale of leaseback transaction	—	395	—	395
Additions to capitalized software development costs	(2,039)	(1,557)	(4,038)	(3,044)
Additions to intangibles	(32)	—	(168)	—
Payment for acquisition of business, net of acquired cash	(35,549)	(294)	(35,857)	(21,529)
Purchase of short-term investments	—	(12,427)	(30,932)	(12,427)
Maturities of short-term investments	45,145	—	70,645	—

Net cash provided by (used in) investing activities	7,364	(14,165)	(764)	(37,110)

Cash flows from financing activities:
RSUs withheld to settle employee tax withholding liability	(2,750)	—	(3,772)	—
Payment of contingent consideration	(431)	—	(431)	—
Proceeds from follow on offering, net	—	10,444	—	10,444
Payments of public offering costs	—	(431)	—	(729)
Payments of debt issuance costs	—	—	(84)	—
Proceeds from employee stock purchase plan	—	—	881	854
Proceeds from stock option exercises	4,369	1,103	5,835	1,115

Net cash provided by financing activities	1,188	11,116	2,429	11,684

Effect of exchange rates on cash, cash equivalents and restricted cash	(626)	21	(665)	(147)

Net decrease in cash, cash equivalents and restricted cash	(1,034)	(6,846)	(452)	(27,932)
Cash, cash equivalents and restricted cash, beginning of period	103,633	39,679	103,051	60,765

Cash, cash equivalents and restricted cash, end of period	$102,599	$32,833	$102,599	$32,833

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2018	2017	2018	2017
Cost of revenue	$11,532	$7,239	$21,192	$14,893
Amortization of acquired intangibles	(381)	(291)	(633)	(1,032)
Stock-based compensation	(940)	(60)	(1,565)	(125)

Non-GAAP cost of revenue	10,211	6,888	18,994	13,736
Gross profit	24,290	17,782	45,149	32,972
Amortization of acquired intangibles	381	291	633	1,032
Stock-based compensation	940	60	1,565	125

Non-GAAP gross profit	25,611	18,133	47,347	34,129
Non-GAAP gross margin	71.50%	72.47%	71.37%	71.30%
Sales and marketing	19,179	11,057	34,955	21,963
Stock-based compensation	(3,532)	(282)	(5,967)	(559)

Non-GAAP sales and marketing	15,647	10,775	28,988	21,404
Research and development	12,027	5,179	20,198	10,456
Stock-based compensation	(3,205)	(176)	(4,515)	(322)

Non-GAAP research and development	8,822	5,003	15,683	10,134
General and administrative	8,635	5,065	16,479	10,265
Amortization of acquired intangibles	(1,426)	(554)	(1,997)	(1,002)
Stock-based compensation	(2,345)	(583)	(4,669)	(1,063)

Non-GAAP general and administrative	4,864	3,928	9,813	8,200
Total operating expenses	39,841	21,301	71,632	42,684
Amortization of acquired intangibles	(1,426)	(554)	(1,997)	(1,002)
Stock-based compensation	(9,082)	(1,041)	(15,151)	(1,944)

Non-GAAP operating expenses	$29,333	$19,706	$54,484	$39,738
Operating loss	$(15,551)	$(3,519)	$(26,483)	$(9,712)
Amortization of acquired intangibles	1,807	845	2,630	2,034
Stock-based compensation	10,022	1,101	16,716	2,069

Non-GAAP operating loss	$(3,722)	$(1,573)	$(7,137)	$(5,609)
Net loss	$(16,918)	$(3,437)	$(29,260)	$(9,639)
Amortization of acquired intangibles	1,807	845	2,630	2,034
Stock-based compensation	10,022	1,101	16,716	2,069

Non-GAAP net loss	$(5,089)	$(1,491)	$(9,914)	$(5,536)
Weighted average common shares outstanding, basic and diluted	28,848,809	27,877,346	28,642,887	27,526,038
Non-GAAP net loss per share	$(0.18)	$(0.05)	$(0.35)	$(0.20)
Net loss	$(16,918)	$(3,437)	$(29,260)	$(9,639)
Interest and investment (income) expense, net	1,172	(75)	2,288	(125)
Income taxes, net	189	(13)	285	14
Depreciation and amortization	3,690	2,295	6,328	5,228

EBITDA	(11,867)	(1,230)	(20,359)	(4,522)
Stock-based compensation	10,022	1,101	16,716	2,069

Adjusted EBITDA	$(1,845)	$(129)	$(3,643)	$(2,453)
Net cash provided by operating activities	$(8,960)	$(3,818)	$(1,452)	$(2,359)
Capital expenditures	(161)	(282)	(414)	(505)
Additions to capitalized software development costs	(2,039)	(1,557)	(4,038)	(3,044)

Free cash flow	$(11,160)	$(5,657)	$(5,904)	$(5,908)

(Continued) Reconciliation of GAAP measures to non-GAAP measures

(in millions, except share and per share data)

(unaudited)

Business outlook:	Three months ended		Year ended
	September 30, 2018		December 31, 2018
	Low end	High end	Low end	High end
Net loss	$(9.7)	$(9.2)	$(51.4)	$(50.7)
Amortization of acquired intangibles	1.9	1.9	6.4	6.4
Stock-based compensation	4.1	3.9	28.0	28.0

Non-GAAP net loss	$(3.7)	$(3.4)	$(17.0)	$(16.3)
Weighted average common shares outstanding, basic and diluted	29,400,000	29,400,000	29,300,000	29,300,000
Net loss per share	$(0.33)	$(0.31)	$(1.75)	$(1.73)
Non-GAAP net loss per share	$(0.13)	$(0.12)	$(0.58)	$(0.56)
Net loss	$(9.7)	$(9.2)	$(51.4)	$(50.7)
Interest (income) expense, net	1.3	1.3	5.2	5.1
Income taxes, net	0.2	0.2	0.7	0.7
Depreciation and amortization	3.9	3.9	14.1	14.1

EBITDA	(4.3)	(3.8)	(31.4)	(30.8)
Stock-based compensation	4.1	3.9	28.0	28.0

Adjusted EBITDA	$(0.2)	$0.1	$(3.4)	$(2.8)